Filed Pursuant to Rule 497(e)
     File No. 333-179562; 811-22668

VIDENT INTERNATIONAL EQUITY FUND
(the “Fund”)

September 19, 2017

Supplement to the
Summary Prospectus
dated December 31, 2016

Effective immediately, Rafael Zayas, CFA, Senior Portfolio Manager—International Equity at Vident Investment Advisory, LLC, replaces Betty S. Tong as a Portfolio Manager to the Fund. All references to Ms. Tong in the Summary Prospectus should be disregarded.

Denise M. Krisko, CFA, President of VIA, who has been a portfolio manager of the Fund since April 2015, also remains a portfolio manager of the Fund.

Please retain this Supplement with your Summary Prospectus for future reference.

Vident Core U.S. Bond Strategy ETF (VBND)
Vident International Equity Fund (VIDI)
Vident Core U.S. Equity Fund (VUSE)
each a series of ETF Series Solutions

          September 19, 2017

Supplement to the
Prospectus dated December 31, 2016
and
 Statement of Additional Information (“SAI”)
dated December 31, 2016, as previously supplemented

Effective immediately, Ronald T. Beckman no longer serves as a Trustee of ETF Series Solutions. All references to Mr. Beckman in the SAI should be disregarded in their entirety.

Also effective immediately, Rafael Zayas, CFA, Senior Portfolio Manager—International Equity at Vident Investment Advisory, LLC, replaces Betty S. Tong as a portfolio manager to the Vident International Equity Fund.  All references to Ms. Tong in the Prospectus and SAI should be disregarded.

The fourth paragraph of the section entitled “Portfolio Managers” on page 25 of the Prospectus is deleted and replaced with the following:

Mr. Zayas is a portfolio manager for the International Equity Fund. Mr. Zayas became a Senior Portfolio Manager – International Equity at Vident in 2017 and has over 15 years of experience that includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining Vident, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.

The following information supplements the “Portfolio Managers” section on pages 22–23 of the SAI:

PORTFOLIO MANAGERS

Share Ownership
As of August 31, 2017, Mr. Zayas did not beneficially own Shares of the International Equity Fund.

Other Accounts
As of August 31, 2017, Mr. Zayas did manage any other accounts for the Sub-Adviser.

Compensation
Mr. Zayas receives a fixed base salary and discretionary bonus that are not tied to the performance of the International Equity Fund.

Please retain this Supplement with your Prospectus and SAI.